EXHIBIT 99.1

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of First Investors Financial Services Group, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2003 (the “Report”), I, Tommy A. Moore, Jr., Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2003	/s/ TOMMY A. MOORE, JR.
Tommy A. Moore, Jr.
Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.